Exhibit 99.3
                                                                    ------------



                          VOTING AND SUPPORT AGREEMENT


            VOTING AND SUPPORT AGREEMENT, dated August 1, 2001 (this "AGREEMENT"), between Royal Bank of Canada, a Canadian chartered bank ("Bank"), on the one hand, and Thomas H. Lee Equity Fund III, L.P. ("EQUITY FUND") and Thomas H. Lee Foreign Fund III, L.P. ("FOREIGN FUND") (each, a "STOCKHOLDER", and together, the "STOCKHOLDERS"), on the other hand. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Merger Agreement (as defined below).

                              W I T N E S S E T H:

            WHEREAS, Tucker Anthony Sutro, a Delaware corporation (the "COMPANY") and Bank are, concurrently with the execution and delivery of this Agreement, entering into an Agreement and Plan of Merger, dated the date hereof (the "MERGER AGREEMENT"), providing for the merger of a wholly owned indirect subsidiary of Bank with and into the Company (the "MERGER"); and

            WHEREAS, as of the date hereof, the Stockholders are the record and beneficial owners of, collectively, 4,571,606 shares of Company Common Stock (the "EXISTING SHARES" and, together with any shares of Company Common Stock or other voting capital stock of the Company acquired by the Stockholders after the date hereof, the "SHARES");

            NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:


                                   ARTICLE I

                                     VOTING


            1.1. Agreement to Vote. Each Stockholder, acting severally and not
            ----------------------
jointly, agrees that, from and after the date hereof and until the date on which this Agreement is terminated pursuant to Section 4.1, at the Company Stockholders Meeting or any other meeting of the stockholders of the Company, however called, or in connection with any written consent of the stockholders of the Company, such Stockholder shall:

                 (a) appear at each such meeting or otherwise cause the Shares owned beneficially and of record by such Stockholder to be counted as present thereat for purposes of calculating a quorum; and

                 (b) vote (or cause to be voted), in person or by proxy, or deliver a written consent (or cause a consent to be delivered) covering, all the Shares, and any other voting securities of the Company (whenever acquired), that are owned beneficially and of record by such Stockholder or as to which such Stockholder has, directly or indirectly, the right to vote or direct the voting,
(i) in favor of adoption of the Merger Agreement and any other action requested by Bank in furtherance thereof; (ii) against any action or agreement submitted for approval of the stockholders of the Company that such Stockholder would reasonably expect would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement or of the Stockholders contained in this Agreement; and (iii) against any Acquisition Proposal or any other action, agreement or transaction submitted for approval to the stockholders of the Company that such Stockholder would reasonably expect is intended, or could reasonably be expected, to materially impede, interfere or be inconsistent with, delay, postpone, discourage or materially and adversely affect the Merger or this Agreement, including: (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or its Subsidiaries (other than the Merger); (B) a sale, lease or transfer of a material amount of assets of the Company or any of its Subsidiaries or a reorganization, recapitalization or liquidation of the Company or any of its Subsidiaries; (C) a material change in the policies or management of the Company; (D) an election of new members to the board of directors of the Company, except where the vote is cast in favor of the nominees of a majority of the existing directors; (E) any material change in the present capitalization or dividend policy of the Company or any amendment or other change to the Certificate of Incorporation or Bylaws of the Company; or (F) any other material change in the Company's corporate structure or business; PROVIDED, HOWEVER, that nothing in this Agreement shall prevent any representative of any Stockholder from discharging his or her fiduciary duties as a member of the board of directors of the Company.

            1.2. No Inconsistent Agreements. Each Stockholder, acting severally
            -------------------------------
and not jointly, hereby covenants and agrees that, except for this Agreement, such Stockholder (a) has not entered, and such Stockholder shall not enter at any time while this Agreement remains in effect, into any voting agreement or voting trust with respect to the Shares owned beneficially and of record by such Stockholder and (b) has not granted, and such Stockholder shall not grant at any time while this Agreement remains in effect, a proxy, a consent or power of attorney with respect to the Shares owned beneficially and of record by such Stockholder.

            1.3. Proxy. Each Stockholder agrees to grant to Bank a proxy to
            ----------
vote the Shares owned beneficially and of record by such Stockholder as indicated in Section 1.1 above if such Stockholder fails for any reason to vote such Shares in accordance with Section 1.1. Such Stockholder agrees that such a proxy would be coupled with an interest and irrevocable for so long as this Agreement is in effect, and such Stockholder will take such further action or execute such other instruments as may be necessary to effectuate the intent of such proxy.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES


            2.1. Representations and Warranties of the Stockholders.  Each
            -------------------------------------------------------
Stockholder, acting severally and not jointly, hereby represents and warrants to Bank as follows:

            (a) Organization; Authorization; Validity of Agreement; Necessary Action. Such Stockholder is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Such Stockholder has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by such Stockholder of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by such Stockholder and no other actions or proceedings on the part of such Stockholder or any general or limited partner therein are necessary to authorize the execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder and, assuming this Agreement constitutes a valid and binding obligation of Bank, constitutes a valid and binding obligation of such Stockholder, enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exception.

            (b)  Ownership. The Existing Shares listed opposite the name of such
                 ---------
Stockholder on the signature page hereof are, and any additional shares acquired by such Stockholder after the date hereof and prior to the Effective Time will be, owned beneficially and of record by the Stockholders. As of the date hereof,
(i) Equity Fund holds of record 4,305,212 shares of Company Common Stock and
(ii) Foreign Fund holds of record 266,394 shares of Company Common Stock. As of the date hereof, the Existing Shares listed opposite the name of such Stockholder on the signature page hereof constitute all of the shares of Company Common Stock held of record, owned by or for which voting power or disposition power is held or shared by such Stockholder or any of its respective affiliates (except for (i) the Shares owned beneficially and of record by the other Stockholders that are parties to this Agreement and (ii) the Shares formerly held by Thomas H. Lee Investors Limited Partnership and subsequently distributed to the twenty-nine members of the coinvestment group of such fund). Such Stockholder has and will have at all times through the Effective Time, together with its general partner, sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article I hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Existing Shares and with respect to all of the Shares at the Effective Time, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. Such Stockholder has good and marketable title to the Existing Shares listed opposite the name of such Stockholder on the signature page hereof, free and clear of any Liens.

            (c)  No Violation. The execution and delivery of this Agreement by
                 ------------
such Stockholder does not, and the performance by such Stockholder of its obligations under this Agreement will not, (i) conflict with or violate the limited partnership agreement of such Stockholder, (ii) conflict with or violate any law, ordinance or regulation of any Governmental Authority applicable to such Stockholder or by which any of its assets or properties is bound or (iii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or require redemption or repurchase of or otherwise require the purchase or sale of any securities, or result in the creation of any Lien on the properties or assets of such Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of its assets or properties is bound, except for any of the foregoing as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of such Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

            (d)  Consents and Approvals. The execution and delivery of this
                 ----------------------
Agreement by such Stockholder does not, and the performance by such Stockholder of its obligations under this Agreement will not, require such Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Authority based on the law, ordinance or regulation of any applicable Governmental Authority, except for any of the foregoing as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of such Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

            (e)  Absence of Litigation. There is no suit, action, investigation
                 ---------------------
or proceeding pending or, to the knowledge of such Stockholder, threatened against such Stockholder before or by any Governmental Authority that could reasonably be expected to materially impair the ability of such Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

            (f)  Absence of Agreements with the Company. Except for the
                 --------------------------------------
Stockholders Agreement of the Company, dated as of November 30, 1996, as amended, there are no existing agreements or arrangements between such Stockholder or any of its affiliates, on one hand, and the Company or any of its Subsidiaries, on the other hand, relating to the Shares owned beneficially and of record by such Stockholder or any other securities of or investment in the Company.

            (g)  Broker's Fees. Neither such Stockholder nor any of its
                 -------------
respective affiliates has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with any of the transactions contemplated by this Agreement.

            2.2. Representations and Warranties of Bank.  Bank hereby
            -------------------------------------------
represents and warrants to the Stockholders as follows:

            (a)  Organization; Authorization; Validity of Agreement; Necessary
                 ------------------------------------------------------------
Action. Bank is a Canadian chartered bank and is validly existing and in good
------
standing under the laws of Canada. Bank has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Bank of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by Bank and no other corporate actions or proceedings on the part of Bank are necessary to authorize the execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Bank and, assuming this Agreement constitutes a valid and binding obligation of the Stockholders, constitutes a valid and binding obligation of Bank, enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exception.

            (b)  No Violation. The execution and delivery of this Agreement by
                 ------------
Bank does not, and the performance by Bank of its obligations under this Agreement will not, (i) conflict with or violate the Constitutive Documents of Bank, (ii) conflict with or violate any law, ordinance or regulation of any Governmental Authority applicable to Bank or by which any of its assets or properties is bound or (iii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or require redemption or repurchase of or otherwise require the purchase or sale of any securities, or result in the creation of any Lien on the properties or assets of Bank pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Bank is a party or by which Bank or any of its assets or properties is bound, except for any of the foregoing as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of Bank to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

            (c)  Consents and Approvals. Except for those consents, approvals,
                 ----------------------
authorizations, permits, filings and notifications set forth in Section 5.04(c) of the Merger Agreement, the execution and delivery of this Agreement by Bank does not, and the performance by Bank of its obligations under this Agreement will not, require Bank to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Authority based on the law, ordinance or regulation of any applicable Governmental Authority, except for any of the foregoing as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of Bank to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

            (d)  Absence of Litigation. There is no suit, action, investigation
                 ---------------------
or proceeding pending or, to the knowledge of Bank, threatened against Bank before or by any Governmental Authority that could reasonably be expected to materially impair the ability of Bank to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

            (e)  Broker's Fees. Except as set forth in Section 5.04(g) of the
                 -------------
Merger Agreement, neither Bank nor any of its Subsidiaries nor any of their respective officers or directors has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with any of the transactions contemplated by this Agreement.


                                  ARTICLE III

                                 OTHER COVENANTS


            3.1. Further Agreements of the Stockholders. (a) Each Stockholder
            -------------------------------------------
hereby agrees, while this Agreement is in effect, and except as expressly contemplated hereby, not to sell, transfer, pledge, encumber, assign, distribute, gift or otherwise dispose of (collectively, a "TRANSFER") or enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with the Company or any other person or enter into any contract, option or other arrangement or understanding with respect to any Transfer (whether by actual disposition or effective economic disposition due to hedging, cash settlement or otherwise) of, any of the Existing Shares owned beneficially and of record by such Stockholder, any Shares acquired by such Stockholder after the date hereof, any securities exercisable or exchangeable for or convertible into Company Common Stock, any other capital stock of the Company or any interest in any of the foregoing with any person.

            (b) In case of a stock dividend or distribution, or any change in Company Common Stock by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like, the term "SHARES" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Shares may be changed or exchanged or which are received in such transaction.

            (c) Each Stockholder hereby agrees that during the term of this Agreement it shall not, and shall not permit any of its respective Representatives to, (i) initiate, solicit, encourage or knowingly facilitate, directly or indirectly, any inquiries or the making of any proposal with respect to any matter described in Section 3.1(a) or any Acquisition Proposal, (ii) participate in any negotiations concerning, or provide to any other person any nonpublic information or data relating to the Company or any of its Subsidiaries for the purpose of, or have any discussions with, any person relating to, or cooperate with or assist or participate in, or knowingly facilitate, any inquiries or the making of any proposal which constitutes, or would reasonably be expected to lead to, any effort or attempt by any other person to seek to effect any matter described in Section 3.1(a) or any Acquisition Proposal or
(iii) agree to or release any person from any obligation under any existing standstill agreement or arrangement relating to the Company. Each Stockholder agrees immediately to cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any possible Acquisition Proposal, or any matter described in Section 3.1(a), and such Stockholder will take the necessary steps to inform its respective Representatives of the obligations undertaken by such Stockholder pursuant to this Section 3.1. Nothing contained in this Section 3.1(c) shall prevent any representative of any Stockholder from discharging his or her fiduciary duties as a member of the board of directors of the Company.

            (d) Each Stockholder hereby agrees, while this Agreement is in effect, to notify Bank promptly in writing of (i) the number of any additional shares of Company Common Stock or other securities of the Company acquired by such Stockholder, if any, after the date hereof and (ii) any such inquiries or proposals which are received by, any such information which is requested from, or any such negotiations or discussions which are sought to be initiated or continued with, any Stockholder with respect to any matter described in Section 3.1(a) or (c).


                                   ARTICLE IV

                                  MISCELLANEOUS


            4.1. Termination. This Agreement shall terminate and no party shall
            ----------------
have any rights or duties hereunder if this Agreement is terminated in accordance with the terms of this Section 4.1. This Agreement and any proxy granted pursuant to Section 1.3 shall terminate upon




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


the earlier of (i) the date on which the Merger Agreement is terminated in accordance with Article VIII thereof and (ii) the Effective Time (such earlier date the "TERMINATION DATE"). Nothing in this Section 4.1 shall relieve or otherwise limit any party of liability for breach of this Agreement.

            4.2. Stop Transfer Order. In furtherance of this Agreement, each
            ------------------------
Stockholder shall and hereby does authorize and instruct the Company to instruct its transfer agent to enter a stop transfer order with respect to all of the Existing Shares owned beneficially and of record by such Stockholder and all Shares acquired by such Stockholder after the date hereof.

            4.3. Further Assurances. From time to time, at the other party's
            -----------------------
request and without further consideration, each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

            4.4. No Ownership Interest. Nothing contained in this Agreement
            --------------------------
shall be deemed to vest in Bank any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholders, and Bank shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholders in the voting of any of the Shares, except as otherwise provided herein.

            4.5. Notices. All notices and other communications hereunder shall
            ------------
be in writing and shall be deemed given if delivered personally, telecopied (with confirmation) or delivered by an overnight courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

            (a)   if to Bank to:

                        Royal Bank of Canada
                        200 Bay Street
                        Royal Bank Plaza
                        Toronto, Ontario
                        Canada  M5J 2J5
                        Fax: (416) 974-9399
                        Attention:  Michael W. Wilson

                        with a copy to:

                        Sullivan & Cromwell
                        125 Broad Street
                        New York, New York 10004
                        Fax: (212) 558-3588
                        Attention: Donald J. Toumey




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


            (b)   if to the Stockholders to:

                        c/o Thomas H. Lee Partners, L.P.
                        75 State Street
                        Boston, Massachusetts 02109
                        Fax:  (617) 237-3514
                        Attention: David V. Harkins

                        with a copy to:
                        Hutchins, Wheeler & Dittmar
                        A Professional Corporation
                        101 Federal Street
                        Boston, Massachusetts 02110
                        Fax:  (617) 951-1295
                        Attention: James Westra


            4.6. Interpretation. The words "hereof," "herein" and "hereunder"
            -------------------
and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. No provision of this Agreement shall be construed to require Bank the Stockholders or any of their respective Subsidiaries or affiliates to take any action which would violate any applicable law (whether statutory or common), rule or regulation.

            4.7. Counterparts. This Agreement may be executed in one or more
            -----------------
counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

            4.8. Entire Agreement.  This Agreement (together with the Merger
            ---------------------
Agreement, to the extent referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

            4.9. Governing Law. This Agreement shall be governed and construed
            ------------------
in accordance with the laws of the State of New York applicable to contracts made and performed entirely within such State. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the federal courts of the United States of America located in the State of New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute (solely for purposes of this Section
4.9 with respect to matters involving this Agreement and the transactions provided for herein) and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section
4.5 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

            4.10. Amendment.  This Agreement may not be amended except by an
            ---------------
instrument in writing signed on behalf of each of the parties hereto.

            4.11. Enforcement. The parties agree that irreparable damage would
            -----------------
occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties further agrees to waive any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.

            4.12. Severability. Any term or provision of this Agreement which is
            ------------------
determined by a court of competent jurisdiction to be invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction, and if any provision of this Agreement is determined to be so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable, in all cases so long as neither the economic nor legal substance of the transactions contemplated hereby is affected in any manner materially adverse to any party or its stockholders or limited partners. Upon any such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

            4.13. Release. Each Stockholder, on behalf of itself and its
            -------------
affiliates, hereby releases and discharges the Company and its affiliates and their successors (including Bank as successor to the Company) and assigns from all actions, causes of action, claims and demands arising out of or relating to the Stockholder's Agreement of the Company, dated as of November 30, 1996, as amended.

            4.14. Assignment; Third Party Beneficiaries. Neither this Agreement
            -------------------------------------------
nor any of the rights, interests or obligations of any party hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

            4.15. Survival.  None of the representations, warranties, covenants
            --------------
and agreements of the parties herein shall survive beyond the Termination Date, except that the release set forth in Section 4.13 shall survive indefinitely.



                                  *      *      *

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers or other authorized persons thereunto duly authorized as of the date first written above.

                                    ROYAL BANK OF CANADA


                                    By:   /s/ Peter W. Currie
                                         -------------------------------------
                                          Name:   Peter W. Currie
                                          Title:  Vice-Chairman and Chief
                                                  Financial Officer

                                    By:   /s/ Irving Weiser
                                         -------------------------------
                                          Name:   Irving Weiser
                                          Title:  President and Chief
                                                  Executive Officer,
                                                  Dain Rauscher Corporation











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


       Number of shares             THOMAS H. LEE EQUITY FUND III, L.P.
       owned beneficially
       and of record: 4,305,212     By:  THL Equity Advisors III
                                         General Partner


                                    By:  /s/ David V. Harkins
                                         -------------------------------
                                         Name:    David V. Harkins
                                         Title:   Vice President


       Number of shares             THOMAS H. LEE FOREIGN FUND III, L.P.
       owned beneficially
       and of record: 266,394       By:  THL Equity Trust III,
                                         its General Partner

                                    By:  /s/ David V. Harkins
                                         -------------------------------
                                         Name:    David V. Harkins
                                         Title:   Vice President











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